SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) March 3, 2003
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On March 3, 2003, General Motors Corporation (GM) issued a news release announcing February sales. The release is as follows:

GM Reports February Sales of 333,572, Down 19 Percent
Cadillac Continues To Achieve Significant Gains With 16 Percent Increase GM Announces February Production Results, Q1 2003 Forecast Unchanged, Initial Q2 2003 Production Forecast

Detroit - General Motors Corp. dealers sold 333,572 new cars and trucks in February in the United States, a 19 percent decrease versus February 2002. GM's overall truck sales (188,954) declined 21 percent, while car sales (144,618) were down 16 percent.

"February was a challenging month for the industry, with poor weather in most of the country and significant uncertainty impacting consumers and the overall economy," said John Smith, group vice president of North America Vehicle Sales, Service and Marketing. "At GM, we had a tough comparison to our performance last February, which included record truck sales and a total share of nearly 31 percent. Yet, we're pleased with gains in our retail share compared to January, and all of 2002, and the prospects of further increases that will result from the 16 new GM products being introduced this year."

GM Truck Sales
--------------
GM truck sales declined in February, due in large part to record December sales and comparisons to record truck sales last February. Total utility vehicle sales for the month (81,843) decreased 20 percent from last year. GM sold 42,884 midsize utility vehicles for the month, a decrease of 16 percent, and full-size utility sales (31,445) decreased 30 percent. GM continues to strengthen its position in the small utility segment as Saturn VUE and Chevrolet Tracker combined increased 6 percent over last year.

GM Car Sales
------------
Cadillac and Saturn cars posted solid retail gains again, with an increase of 12 percent and 10 percent respectively. Saturn ION continued to gain momentum (7,340), and the Pontiac Vibe (5,162) and Cadillac CTS (3,552) both had solid performances in February. Other GM cars which posted strong sales in February included Saab 9-3 and 9-5, up 44 percent and 10 percent respectively, the Cadillac Seville (up 28 percent), and the Chevrolet Impala (up 3 percent).

Certified Used Vehicles
-----------------------
GM's industry leading certified vehicle program sold approximately 39,383 total certified used vehicles in February, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand alone continued to post impressive numbers, selling 33,525 units. "Our February sales nearly doubled last year's total, as we continue to grow our dealers' used car business and increase our industry leadership," said Smith.

GM Announces February Production Results, Q1 2003 Forecast Unchanged, Initial
-----------------------------------------------------------------------------
Q2 2003 Production Forecast
---------------------------

In February, GM produced 477,700 vehicles (191,570 cars and 286,130 trucks) in North America, compared to 463,000 vehicles (215,000 cars and 248,000 trucks) produced in February 2002. (Production totals include joint venture production of 14,150 vehicles in February 2003 and 8,000 vehicles in February 2002.)

Also, GM North America's current First-quarter production forecast remains unchanged at 1.43 million vehicles (584,000 cars and 846,000 trucks). In the first quarter of 2002, GM North America produced 1.353 million vehicles (600,000 cars, 753,000 trucks).

Additionally, GM's initial 2003 second-quarter production forecast for North America is 1,390,000 units (557,000 cars and 833,000 trucks). In the second quarter of 2002, GM North America built 1.553 million vehicles (688,000 cars and 865,000 trucks). The second quarter decrease in production is attributable to consumer and economic uncertainty as well as the effect of product start-ups and plant conversions.

GM also announced initial 2003 second-quarter production forecasts for its international regions:

GM Europe - The region's initial second-quarter production forecast is 491,000 units. GM Europe built 453,000 units in the second-quarter of 2002.

GM Asia Pacific - GM Asia Pacific's initial second-quarter forecast is 82,000 vehicles. GM Asia Pacific built 74,000 vehicles in the second-quarter of 2002.

GM Latin America, Africa and the Middle East - The region's initial second-quarter production forecast is 145,000 units, compared to 141,000 units built in the second-quarter of 2002


                                       ###


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

                                                    Calendar Year-to-Date
                               February               January - February
                      ----------------------------------------------------------
 Curr S/D:   24                            % Chg
 Prev S/D:   24          2003     2002    per S/D     2003      2002      %Chg
--------------------------------------------------------------------------------
Vehicle Total          333,572   411,111    -18.9   626,658   710,745    -11.8
--------------------------------------------------------------------------------
Car Total              144,618   172,010    -15.9   289,093   288,643      0.2
--------------------------------------------------------------------------------
Truck Total            188,954   239,101    -21.0   337,565   422,102    -20.0
--------------------------------------------------------------------------------
Light Truck Total      186,549   236,294    -21.1   333,111   417,000    -20.1
--------------------------------------------------------------------------------
Light Vehicle Total    331,167   408,304    -18.9   622,204   705,643    -11.8
--------------------------------------------------------------------------------



           Market Division
           Vehicle Total                               Calendar Year-to-Date
                               February                 January - February
                      ----------------------------------------------------------
                                           % Chg
                         2003     2002    per S/D     2003      2002      %Chg
--------------------------------------------------------------------------------
Buick                   28,697    34,260    -16.2    58,389    53,595      8.9
Cadillac                15,500    13,353     16.1    29,554    24,795     19.2
Chevrolet              182,235   235,788    -22.7   331,492   416,936    -20.5
GMC                     36,460    47,880    -23.9    64,667    82,920    -22.0
HUMMER                   2,713        38    ***.*     5,570        90    ***.*
Oldsmobile              11,203    15,805    -29.1    20,261    26,863    -24.6
Other - Isuzu              841       921     -8.7     1,597     1,695     -5.8
Pontiac                 32,896    42,734    -23.0    68,532    67,946      0.9
Saab                     3,598     2,699     33.3     6,149     4,274     43.9
Saturn                  19,429    17,633     10.2    40,447    31,631     27.9
--------------------------------------------------------------------------------

Sales of Domestically Produced Vehicles
--------------------------------------------------------------------------------
Car                    141,019   169,252    -16.7   282,941   284,255     -0.5
--------------------------------------------------------------------------------
Light Truck            186,549   236,294    -21.1   333,111   417,000    -20.1
--------------------------------------------------------------------------------

Twenty-four selling days for the February period this year and twenty-four for last year.

*American Isuzu Motors, Inc. dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.




                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2003
--------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)     February            January - February
                         -------------------------------------------------------
                                           %Chg
                         2003      2002   per S/D     2003    2002    %Chg
                         -------------------------------------------------------
       Selling Days (S/D)  24      24
--------------------------------------------------------------------------------

Century                 10,008    12,608    -20.6    23,828    17,655     35.0
LeSabre                  7,296    10,177    -28.3    14,237    17,567    -19.0
Park Avenue              2,410     2,373      1.6     4,070     3,906      4.2
Regal                    2,185     2,853    -23.4     3,483     4,332    -19.6
Riviera                      0         0    ***.*         0         0    ***.*
      Buick Total       21,899    28,011    -21.8    45,618    43,460      5.0
------------------------------------------------------------------------------
Catera                       1        59    -98.3         3       114    -97.4
CTS                      3,552       889    299.6     6,368     1,113    472.1
DeVille                  5,622     5,839     -3.7    11,562    11,598     -0.3
Eldorado                    35       551    -93.6       107     1,021    -89.5
Seville                  2,439     1,911     27.6     4,826     3,492     38.2
     Cadillac Total     11,649     9,249     25.9    22,866    17,338     31.9
------------------------------------------------------------------------------
Camaro                     156     2,800    -94.4       367     4,852    -92.4
Cavalier                17,191    19,380    -11.3    34,183    34,851     -1.9
Corvette                 1,724     3,354    -48.6     3,192     5,797    -44.9
Impala                  20,088    19,553      2.7    36,823    32,277     14.1
Lumina                       0         2    ***.*         0         3    ***.*
Malibu                  12,864    14,547    -11.6    24,098    25,426     -5.2
Metro                        0         0    ***.*         0         2    ***.*
Monte Carlo              5,222     5,851    -10.8     9,368    10,006     -6.4
Prizm                        4     2,250    -99.8         3     4,131    -99.9
    Chevrolet Total     57,249    67,737    -15.5   108,034   117,345     -7.9
------------------------------------------------------------------------------
Alero                    8,851    10,349    -14.5    15,787    17,590    -10.3
Aurora                     332       932    -64.4       646     1,466    -55.9
Cutlass                      0         0    ***.*         0         0    ***.*
Eighty Eight                 0         0    ***.*         0         0    ***.*
Intrigue                    97     1,409    -93.1       225     2,337    -90.4
    Oldsmobile Total     9,280    12,690    -26.9    16,658    21,393    -22.1
------------------------------------------------------------------------------
Bonneville               1,834     3,287    -44.2     3,180     5,082    -37.4
Firebird                   128     2,218    -94.2       313     3,710    -91.6
Grand Am                10,268    14,397    -28.7    22,297    23,627     -5.6
Grand Prix               6,876    10,280    -33.1    16,765    14,977     11.9
Sunfire                  2,145     6,976    -69.3     5,523    11,648    -52.6
Vibe                     5,162       507    918.1    10,232       540    ***.*
     Pontiac Total      26,413    37,665    -29.9    58,310    59,584     -2.1
------------------------------------------------------------------------------
9-3                      2,640     1,831     44.2     4,419     2,861     54.5
9-5                        958       868     10.4     1,730     1,413     22.4
       Saab Total        3,598     2,699     33.3     6,149     4,274     43.9
------------------------------------------------------------------------------
ION                      7,340         0    ***.*    12,726         0    ***.*
Saturn L Series          5,792     5,874     -1.4    14,549    10,391     40.0
Saturn S Series          1,398     8,085    -82.7     4,183    14,858    -71.8
      Saturn Total      14,530    13,959      4.1    31,458    25,249     24.6
------------------------------------------------------------------------------
        GM Total       144,618   172,010    -15.9   289,093   288,643      0.2
------------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *     141,019   169,252    -16.7   282,941   284,255     -0.5
------------------------------------------------------------------------------
GM Import                3,599     2,758     30.5     6,152     4,388     40.2
------------------------------------------------------------------------------
        GM Total       144,618   172,010    -15.9   289,093   288,643      0.2
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      2-1P
                       GM Car Deliveries - (United States)
                                  February 2003
------------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)     February            January - February
                         -----------------------------------------------------
                                           %Chg
                         2003      2002   per S/D     2003    2002    %Chg
                         -----------------------------------------------------
       Selling Days (S/D)  24      24
------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total             21,899    28,011    -21.8    45,618    43,460      5.0
Cadillac Total          11,648     9,190     26.7    22,863    17,224     32.7
Chevrolet Total         57,249    67,737    -15.5   108,034   117,345     -7.9
Oldsmobile Total         9,280    12,690    -26.9    16,658    21,393    -22.1
Pontiac Total           26,413    37,665    -29.9    58,310    59,584     -2.1
Saturn Total            14,530    13,959      4.1    31,458    25,249     24.6
     GM North America
      Total*           141,019   169,252    -16.7   282,941   284,255     -0.5
------------------------------------------------------------------------------
Cadillac Total               1        59    -98.3         3       114    -97.4
Saab Total               3,598     2,699     33.3     6,149     4,274     43.9
     GM Import Total     3,599     2,758     30.5     6,152     4,388     40.2
------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total             28,697    34,260    -16.2    58,389    53,595      8.9
Cadillac Total          15,500    13,353     16.1    29,554    24,795     19.2
Chevrolet Total        182,235   235,788    -22.7   331,492   416,936    -20.5
GMC Total               36,460    47,880    -23.9    64,667    82,920    -22.0
HUMMER Total             2,713        38    ***.*     5,570        90    ***.*
Oldsmobile Total        11,203    15,805    -29.1    20,261    26,863    -24.6
Other-Isuzu Total          841       921     -8.7     1,597     1,695     -5.8
Pontiac Total           32,896    42,734    -23.0    68,532    67,946      0.9
Saab Total               3,598     2,699     33.3     6,149     4,274     43.9
Saturn Total            19,429    17,633     10.2    40,447    31,631     27.9
     GM Total          333,572   411,111    -18.9   626,658   710,745    -11.8
------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2003
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                    (1)    February                  January - February
                    ----------------------------------------------------------
                                            % Chg
                         2003      2002   per S/D     2003      2002     %Chg
------------------------------------------------------------------------------
  Selling Days (S/D)      24       24
------------------------------------------------------------------------------
Rendezvous               6,798     6,249      8.8    12,771    10,135     26.0
    Total Buick          6,798     6,249      8.8    12,771    10,135     26.0
------------------------------------------------------------------------------
Escalade                 2,311     3,129    -26.1     4,107     5,767    -28.8
Escalade ESV               860         0    ***.*     1,240         0    ***.*
Escalade EXT               680       975    -30.3     1,341     1,690    -20.7
  Total Cadillac         3,851     4,104     -6.2     6,688     7,457    -10.3
------------------------------------------------------------------------------
Astro                    2,818     4,125    -31.7     4,858     6,939    -30.0
C/K Suburban(Chevy)      6,862    11,935    -42.5    12,972    21,525    -39.7
Chevy C/T Series            82       426    -80.8       179       844    -78.8
Chevy P Models & Mtr Hms     0         0    ***.*         0         0    ***.*
Chevy W Series             154       189    -18.5       285       379    -24.8
Express Cutaway/G Cut    1,248     1,497    -16.6     2,190     2,646    -17.2
Express Panel/G Van      4,099     5,610    -26.9     7,556     9,656    -21.7
Express/G Sportvan       1,114     1,294    -13.9     1,933     1,781      8.5
Kodiak 4/5 Series          381         0    ***.*       716         0    ***.*
Kodiak 6/7/8 Series        141         0    ***.*       246         0    ***.*
S/T Blazer               4,571     9,642    -52.6     8,471    17,371    -51.2
S/T Pickup               9,958    12,891    -22.8    19,781    22,278    -11.2
Tahoe                   10,673    17,736    -39.8    19,271    31,710    -39.2
Tracker                  2,615     3,417    -23.5     5,003     6,416    -22.0
TrailBlazer             19,158    22,189    -13.7    34,821    39,600    -12.1
Venture                  8,632     6,299     37.0    13,079     9,827     33.1
...............................................................................
     Avalanche           8,308     8,369     -0.7    11,837    15,003    -21.1
     Silverado-C/K
      Pickup            44,172    62,432    -29.2    80,260   113,616    -29.4
Chevrolet Fullsize
 Pickups                52,480    70,801    -25.9    92,097   128,619    -28.4
...............................................................................
  Chevrolet Total      124,986   168,051    -25.6   223,458   299,591    -25.4
------------------------------------------------------------------------------
C/K Suburban(GMC)            0         0    ***.*         0         0    ***.*
Envoy                    9,299     8,604      8.1    16,284    14,612     11.4
GMC C/T Series             162       960    -83.1       321     1,653    -80.6
GMC W Series               227       311    -27.0       448       531    -15.6
P Models & Mtr Hms(GMC)      0         0    ***.*         0         0    ***.*
S/T Jimmy                    0       204    ***.*         7       435    -98.4
Safari (GMC)               886     1,316    -32.7     1,719     2,096    -18.0
Savana Panel/G Classic   1,217     1,658    -26.6     2,178     2,928    -25.6
Savana Special/G Cut       890       504     76.6     1,322       882     49.9
Savana/Rally               229       206     11.2       361       318     13.5
Sierra                  12,634    18,730    -32.5    22,581    32,340    -30.2
Sonoma                   2,473     3,254    -24.0     4,655     5,753    -19.1
Topkick 4/5 Series         210         0    ***.*       348         0    ***.*
Topkick 6/7/8 Series       207         0    ***.*       314         0    ***.*
Yukon                    4,511     6,750    -33.2     8,066    12,042    -33.0
Yukon XL                 3,515     5,383    -34.7     6,063     9,330    -35.0
     GMC Total          36,460    47,880    -23.9    64,667    82,920    -22.0
------------------------------------------------------------------------------
HUMMER H1                   49        38     28.9        96        90      6.7
HUMMER H2                2,664         0    ***.*     5,474         0    ***.*
   HUMMER Total          2,713        38    ***.*     5,570        90    ***.*
------------------------------------------------------------------------------
Bravada                    669     1,627    -58.9     1,385     2,981    -53.5
Silhouette               1,254     1,488    -15.7     2,218     2,489    -10.9
 Oldsmobile Total        1,923     3,115    -38.3     3,603     5,470    -34.1
------------------------------------------------------------------------------
Other-Isuzu F Series       101       160    -36.9       203       284    -28.5
Other-Isuzu N Series       740       761     -2.8     1,394     1,411     -1.2
 Other-Isuzu Total         841       921     -8.7     1,597     1,695     -5.8
------------------------------------------------------------------------------
Aztek                    2,389     2,325      2.8     4,319     3,846     12.3
Montana                  4,094     2,744     49.2     5,903     4,516     30.7
   Pontiac Total         6,483     5,069     27.9    10,222     8,362     22.2
------------------------------------------------------------------------------
VUE                      4,899     3,674     33.3     8,989     6,382     40.8
   Saturn Total          4,899     3,674     33.3     8,989     6,382     40.8
------------------------------------------------------------------------------
     GM Total          188,954   239,101    -21.0   337,565   422,102    -20.0
------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *     188,043   238,059    -21.0   335,790   420,203    -20.1
------------------------------------------------------------------------------
GM Import                  911     1,042    -12.6     1,775     1,899     -6.5
------------------------------------------------------------------------------
     GM Total          188,954   239,101    -21.0   337,565   422,102    -20.0
------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *     186,549   236,294    -21.1   333,111   417,000    -20.1
------------------------------------------------------------------------------
GM Import                    0         0    ***.*         0         0    ***.*
------------------------------------------------------------------------------
     GM Total          186,549   236,294    -21.1   333,111   417,000    -20.1
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                      3-1P
                      GM Truck Deliveries - (United States)
                                  February 2003
------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                    (1)    February                   January - February
                    ----------------------------------------------------------
                                            % Chg
                         2003      2002   per S/D     2003      2002     %Chg
------------------------------------------------------------------------------
  Selling Days (S/D)      24       24
------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total              6,798     6,249      8.8    12,771    10,135     26.0
Cadillac Total           3,851     4,104     -6.2     6,688     7,457    -10.3
Chevrolet Total        124,872   167,930    -25.6   223,252   299,340    -25.4
GMC Total               36,288    47,641    -23.8    64,330    82,522    -22.0
HUMMER Total             2,713        38    ***.*     5,570        90    ***.*
Oldsmobile Total         1,923     3,115    -38.3     3,603     5,470    -34.1
Other-Isuzu Total          216       239     -9.6       365       445    -18.0
Pontiac Total            6,483     5,069     27.9    10,222     8,362     22.2
Saturn Total             4,899     3,674     33.3     8,989     6,382     40.8
    GM North America
      Totalss*         188,043   238,059    -21.0   335,790   420,203    -20.1
------------------------------------------------------------------------------
Chevrolet Total            114       121     -5.8       206       251    -17.9
GMC Total                  172       239    -28.0       337       398    -15.3
Other-Isuzu Total          625       682     -8.4     1,232     1,250     -1.4
    GM Import Total        911     1,042    -12.6     1,775     1,899     -6.5
------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total              6,798     6,249      8.8    12,771    10,135     26.0
Cadillac Total           3,851     4,104     -6.2     6,688     7,457    -10.3
Chevrolet Total        124,228   167,436    -25.8   222,032   298,368    -25.6
GMC Total               35,654    46,609    -23.5    63,236    80,736    -21.7
HUMMER Total             2,713        38    ***.*     5,570        90    ***.*
Oldsmobile Total         1,923     3,115    -38.3     3,603     5,470    -34.1
Pontiac Total            6,483     5,069     27.9    10,222     8,362     22.2
Saturn Total             4,899     3,674     33.3     8,989     6,382     40.8
    GM North America
      Total*           186,549   236,294    -21.1   333,111   417,000    -20.1
------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total              6,798     6,249      8.8    12,771    10,135     26.0
Cadillac Total           3,851     4,104     -6.2     6,688     7,457    -10.3
Chevrolet Total        124,228   167,436    -25.8   222,032   298,368    -25.6
GMC Total               35,654    46,609    -23.5    63,236    80,736    -21.7
HUMMER Total             2,713        38    ***.*     5,570        90    ***.*
Oldsmobile Total         1,923     3,115    -38.3     3,603     5,470    -34.1
Pontiac Total            6,483     5,069     27.9    10,222     8,362     22.2
Saturn Total             4,899     3,674     33.3     8,989     6,382     40.8
    GM Total           186,549   236,294    -21.1   333,111   417,000    -20.1
------------------------------------------------------------------------------

* Includes US/Canada/Mexico


                       GM Production Schedule - 03/03/03

                      GMNA
                ------------------                        Total     Memo:  JV*
Units 000s      Car*  Truck* Total  GME**  GMLAAM  GMAP  Worldwide  Car  Truck
                ------------------  -----  ------  ----  ---------
2003 Q1 #        584    846  1,430    493    126    77     2,126      18    24
O/(U) prior
forecast:@         0      0      0     (3)    (1)    5         1       0     0
-----------     ------------------  -----  ------  ---   -------
2003 Q2 #        557    833  1,390    491    145    82     2,108      19    23
O/(U) prior
forecast:@         0      0      0      0      0     0         0       0     0
-----------     ------------------  -----  ------  ---   -------


                      GMNA
                ------------------                        Total     Memo:  JV*
Units 000s      Car   Truck  Total  GME    GMLAAM  GMAP  Worldwide  Car  Truck
                ------------------  -----  ------  ----  ---------

   1998
1st Qtr.         673    702  1,375    424    146    36     1,981      20     6
2nd Qtr.         615    557  1,172    479    153    39     1,843      13     8
3rd Qtr.         592    410  1,002    440    137    37     1,616      14     0
4th Qtr.         819    691  1,510    522     89    36     2,157      21     9
               -----  -----  -----  -----    ---   ---     -----     ---    --
    CY         2,699  2,360  5,059  1,864    525   148     7,596      68    23

   1999
1st Qtr.         781    725  1,506    524     93    38     2,161      20    15
2nd Qtr.         760    795  1,555    533    110    25     2,223      22    13
3rd Qtr.         660    699  1,359    427    112    47     1,945      19    11
4th Qtr.         759    694  1,453    530     97    47     2,127      21    17
               -----  -----  -----  -----    ---   ---    ------     ---    --
    CY         2,960  2,913  5,873  2,014    412   157     8,456      82    56

   2000
1st Qtr.         746    775  1,521    572    118    40     2,251      24    13
2nd Qtr.         787    781  1,568    534    140    45     2,287      19    17
3rd Qtr.         689    630  1,319    374    151    53     1,897      16    18
4th Qtr.         670    694  1,364    513    135    47     2,059      18    17
               -----  -----  -----  -----    ---   ---     -----     ---    --
    CY         2,892  2,880  5,772  1,993    544   185     8,494      77    65

   2001
1st Qtr.         581    633  1,214    538    138    51     1,941     918     9
2nd Qtr.         638    726  1,364    491    165    64     2,084      13    16
3rd Qtr.         573    665  1,238    373    146    74     1,832      11    15
4th Qtr.         573    721  1,294    441    127    67     1,929       9    16
               -----  -----  -----  -----    ---   ---     -----      --    --
    CY         2,365  2,745  5,110  1,842    575   256     7,786      46    61

   2002
1st Qtr.         600    753  1,353    456    131    65     2,005      12    11
2nd Qtr.         688    865  1,553    453    141    74     2,221      15    17
3rd Qtr.         567    740  1,307    408    132    87     1,934      19    20
4th Qtr.         601    824  1,425    453    157    81     2,116      18    24
               -----  -----  -----  -----    ---   ---     -----     ---   --
    CY         2,456  3,182  5,638  1,770    561   307     8,276      64    72

   2003
1st Qtr. #       584    846  1,430    493    126    77     2,126      18    24
2nd Qtr. #       557    833  1,390    491    145    82     2,108      19    23
                ------------------  -----    ---   ---     -----

      @  Numbers may vary due to rounding
      * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
     **  GME Production includes Saab  back to 1999
      #  Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      March 3, 2003
      -------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)